UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    June 7, 2006
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)


          Nevada                      0-13084                   13-3178732
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)            Identification No.)


          2200 Highway 121, Suite 100, Bedford, Texas             76021
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            (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:        800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01  Entry into a Material Definitive Agreement

THE MERGER AGREEMENT

         On June 7, 2006, Warrantech Corporation, a Nevada corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with WT Acquisition Holdings, LLC, a Delaware limited liability company ("Parent") and WT Acquisition Corp., a Nevada corporation and direct wholly-owned subsidiary of Parent ("Merger Sub"). The Merger Agreement contemplates that, subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing after the Merger as the surviving corporation (the "Merger").

         Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock of the Company will be converted into the right to receive $0.75 in cash, without interest (the "Cash Consideration"). As of the Effective Time, all shares of the Company's common stock issued and outstanding prior to such Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares of common stock shall cease to have any rights with respect thereto, except the right to receive the Cash Consideration or the fair value of the shares pursuant to the appraisal rights available under Nevada law. Each outstanding Company stock option at the time of closing will be cancelled in the Merger and the holder thereof shall be entitled to an amount of cash, without interest, equal to the excess, if any, of $0.75 over the exercise price of such stock option with respect to each share of stock issuable upon exercise of such stock option.

         Following the recommendations of the Special Committee of disinterested directors, the Boards of Directors of the Company and Merger Sub have, and the Board of Managers of Parent has, approved the Merger Agreement. Completion of the Merger is subject to customary closing conditions, including, among other things, (i) adoption of the Merger Agreement by the Company's stockholders, (ii) absence of any injunction prohibiting the consummation of the Merger, (iii) the accuracy of the representations and warranties of each party, and (v) compliance of the Company with its covenants.

         The Merger Agreement contains certain termination rights for both the Company and Parent, and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $1,250,000.

         This description of the Merger Agreement is qualified in its entirety by the terms and conditions of the Merger Agreement, which is filed as Exhibit
99.1 hereto, and is incorporated herein by reference.

         On June 7, 2006, the Company issued a press release regarding the execution of the Merger Agreement. The press release is included herewith as
Exhibit 99.2 hereto, and is incorporated by reference.

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

THE COMPANY STOCKHOLDER AGREEMENTS

         In connection with the execution of the Merger Agreement, certain of the Company's principal stockholders holding in the aggregate 35.5% of the Company's issued and outstanding common stock entered into stockholder voting agreements with Parent and/or Parent and the Company (the "Company Stockholder Agreements"), pursuant to which, among other things, such stockholders agreed to vote their shares of common stock in favor of the Merger and against any other acquisition proposal for a period of twelve months following termination of the Merger Agreement. In addition, Joel San Antonio, the Company's Chairman of the Board and Chief Executive Officer entered into an agreement with Parent and the Company which contains the terms of the Company Stockholder Agreements, grants an option to Parent to purchase Mr. San Antonio's shares for $0.75 per share exercisable for a period of twelve months following termination of the Merger Agreement, and also provides for the application of amounts paid to Mr. San Antonio for his shares and stock options to reduce his outstanding indebtedness to the Company, the termination of the outstanding obligations under Mr. San Antonio's employment agreement with the Company in exchange for a cash payment of $1,700,000 and the grant to Mr. San Antonio of a common equity award equal to 22.5% of the common equity interests in Parent. In addition, the Company is aware of a letter agreement between Parent and Mr. San Antonio relating to (i) the forgiveness of accrued and unpaid interest owed on Mr. San Antonio's indebtedness to the Company through the Effective Time, (ii) the forgiveness of approximately $600,000 of outstanding principal on such indebtedness, and the extension of the maturity date of the promissory note, evidencing the remaining indebtedness of approximately $1,050,000, until the second anniversary of the closing of the Merger. William Tweed, a former director of the Company also entered into an agreement with Parent and the Company which contains the terms of the Company Stockholder Agreements, grants an option to Parent to purchase Mr. Tweed's shares for $0.75 per share exercisable for a period of twelve months following termination of the Merger Agreement, and also provides for the application of amounts paid to Mr. Tweed for his shares to reduce his outstanding indebtedness to the Company and the extension of the maturity date of the promissory note evidencing the remaining indebtedness of approximately $2,394,796, until December 31, 2013.

         This description of the Company Stockholder Agreements is qualified in its entirety by the terms and conditions of the Company Stockholder Agreements, forms of which are filed as Exhibit 99.3, 99.4 and 99.5 hereto, and are incorporated herein by reference.

CONSOLIDATION AND SALE OF CERTAIN COMPANY DEBT

         In connection with the Merger, the outstanding indebtedness of the Company and its subsidiaries to Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida and GAI Warranty Company of Canada (collectively, "GAI") through March 1, 2006 is being consolidated under a single term promissory note between GAI, the Company and such subsidiaries (the "Term Note"), which is secured by a first priority, continuing security interest in and to all of the tangible and intangible assets of the Company and its subsidiaries granted to GAI under the terms of a security agreement by and between GAI, the Company and its subsidiaries (the "Security Agreement"). All principal and interest under the Term Note is due and payable in 120 days. The Term Note is in full novation of any and all other debt instruments and

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

obligations to repay indebtedness between GAI and the Company and its subsidiaries through March 1, 2006. The Term Note and Security Agreement contain customary representations and warranties, affirmative and negative covenants and events of default.

         Contemporaneously with the execution of the Merger Agreement, GAI sold to Wtech Holdings, LLC ("Wtech"), an affiliate of Parent, all of its rights and obligations under the Term Note and Security Agreement, whereupon Wtech became the primary secured lender to, and creditor of, the Company and its subsidiaries. The Company is not a party to the agreement providing for the sale and transfer of GAI's rights under the Term Note and the Security Agreement, although the Company granted its consent with respect thereto.

         This description of the consolidation of the indebtedness of the Company and its subsidiaries owed to GAI is qualified in its entirety by the terms and conditions of the Term Note and the Security Agreement, forms of which are filed as Exhibit 99.6 and 99.7 hereto, and are incorporated herein by reference.

DISCLAIMERS

         The Merger Agreement and the Company Stockholder Agreements provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company, Parent or Merger Sub. In addition, the Merger Agreement contains representations and warranties of each of the parties to the Merger Agreement and the assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered in connection with the execution of the Merger Agreement. The parties reserve the right to, but are not obligated to, amend or revise the Merger Agreement or the disclosure schedules. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality different from those generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purposes, at the time they were made or otherwise.

ADDITIONAL INFORMATION REGARDING THE MERGER AND SAFE HARBOR

         The Company intends to file with the U.S. Securities and Exchange Commission (the "SEC") a proxy statement in connection with the Merger Agreement and the transactions contemplated thereby. The proxy statement will be mailed to the Company's stockholders. Investors and stockholders are advised to read the proxy statement when it becomes available and before making any voting or investment decisions with respect to the Merger as such proxy statement will contain important information regarding the Merger. The proxy statement (when it becomes available), and any other documents filed by the Company, Parent or Merger Sub with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, the proxy statement (when it becomes available) and related materials may also be obtained free of charge from the Company by directing a request to the Corporate Secretary, Warrantech Corporation, 220 Highway 121, Suite 100, Bedford, TX 76021. The Company and its directors, executive officers, certain members of management and employees may be soliciting proxies from stockholders of the Company in favor of the proposed

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

Merger. Information concerning the participants in the proxy solicitation will be set forth in the proxy statement when it is filed with the SEC.

         This Form 8-K and its attachments contains forward-looking statements that involve risks and uncertainties concerning the Merger and the Company's plans. Actual events or results may differ materially from those described in this Form 8-K due to a number of risks and uncertainties including, but not limited to, the possibility that the Merger will not be approved or that it may be delayed. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

Item 5.03   Amendments to Bylaws.

         Effective on and as of June 7, 2006, the Bylaws of the Company are amended to expressly provide that (i) the provisions of 78.378 through 78.3793 (inclusive) of the Nevada Revised Statutes shall not apply to Parent, Merger Sub, Joel San Antonio or their respective affiliates and (ii) the Company shall pay all costs and expenses borne by an indemnitee under the Bylaws in connection with such indemnitee's defense of any proceeding involving, resulting from, related to or arising out of a business combination, merger or recapitalization, as they are incurred and in advance of the final disposition within 20 days of submission of bills or vouchers for such costs or expenses, provided that such indemnitee delivers to the Company an undertaking to repay the amounts paid by the Corporation if a final determination is made by a court or other tribunal of competent jurisdiction that such indemnitee was not entitled to indemnification from the Corporation.

         This description of the amendments to the Bylaws of the Company is qualified in its entirety by the text of the amendments, which are filed as
Exhibit 99.8 hereto, and are incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

C)       Exhibits.

         The following exhibits are furnished with this report on Form 8-K:

         99.1 Agreement and Plan of Merger, dated as of June 7, 2006, by and among Warrantech Corporation, WT Acquisition Holdings LLC and WT Acquisition Corp.

         99.2     Press release issued on June 7, 2006 by Warrantech
                  Corporation.

         99.3 Form of Stockholder Voting Agreement, dated as of June 7, 2006, by and between WT Acquisition Holdings LLC and a stockholder of Warrantech Corporation.

         99.4 Stockholder Voting and Option Agreement, dated as of June 7, 2006, by and among Warrantech Corporation, WT Acquisition Holdings LLC and Joel San Antonio.

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

         99.5 Stockholder Voting and Option Agreement, dated as of June 7, 2006, by and among Warrantech Corporation, WT Acquisition Holdings LLC and William Tweed.

         99.6 Term Note, dated June 7, 2006, by and among Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida, GAI Warranty Company of Canada, Warrantech Corporation and its subsidiaries.

         99.7 Security Agreement, dated June 7, 2006, by and among Great American Insurance Company, GAI Warranty Company, GAI Warranty Company of Florida, GAI Warranty Company of Canada, Warrantech Corporation and its subsidiaries.

         99.8     Addition to the end of Section 7.8 of, and newly adopted
                  Section 7.9 to, the Bylaws of Warrantech Corporation.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WARRANTECH CORPORATION
                                       ----------------------
                                       (Registrant)

Date:  June 7, 2006                    By: /s/ JOEL SAN ANTONIO
                                           -------------------------------------
                                           Joel San Antonio
                                           Chairman of the Board and
                                           Chief Executive Officer

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

                                  EXHIBIT INDEX

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Exhibit #                          Description                            Page #
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  99.1            Agreement and Plan of Merger, dated as of June 7,
                  2006, by and among Warrantech Corporation, WT
                  Acquisition Holdings LLC and WT Acquisition Corp.
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  99.2            Press release issued on June 7, 2006 by Warrantech
                  Corporation.
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  99.3            Form of Stockholder Voting Agreement, dated as of
                  June 7, 2006, by and between WT Acquisition Holdings
                  LLC and a stockholder of Warrantech Corporation.
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  99.4            Stockholder Voting and Option Agreement, dated as of
                  June 7, 2006, by and among Warrantech Corporation,
                  WT Acquisition Holdings LLC and Joel San Antonio.
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  99.5            Stockholder Voting and Option Agreement, dated as of
                  June 7, 2006, by and among Warrantech Corporation,
                  WT Acquisition Holdings LLC and William Tweed.
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  99.6            Term Note, dated June 7, 2006, by and among GAI, the
                  Company and its subsidiaries.
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  99.7            Security Agreement, dated June 7, 2006, by and among
                  GAI, the Company and its subsidiaries.
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  99.8            Addition to the end of Section 7.8 of, and newly
                  adopted Section 7.9 to, the Bylaws of the Company.
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